UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2021

STAGWELL INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-13718	86-1390679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One World Trade Center, Floor 65, New York, NY 10007

(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

MDC Stagwell Holdings Inc.
(Former name or form address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Subordinate Voting Shares, $0.001 par value	STGW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Goldman Agreements

As previously disclosed, Midas OpCo Holdings LLC (“OpCo”) entered into letter agreements on December 21, 2020 and April 21, 2021, as amended on July 8, 2021 (collectively, the “Goldman Letter Agreements”), by and among OpCo, Broad Street Principal Investment, L.L.C. (“BSPI”), Stonebridge 2017, L.P. (“Stonebridge”) and Stonebridge 2017 Offshore L.P. (“Stonebridge Offshore”, together with BSPI and Stonebridge, the “Holders”).

On August 4, 2021, pursuant to the terms of the Goldman Letter Agreements and following the consummation of the business combination (the “Transaction”) between OpCo and certain subsidiaries of Stagwell Media LP (“Stagwell”), Stagwell Inc. (the “Company”), as the successor to and assignee of OpCo, entered into additional agreements, including:

•	an amendment to that certain Securities Purchase Agreement (“Goldman SPA Amendment”) by and between the Company and BSPI, pursuant to which the Securities Purchase Agreement, dated as of February 14, 2017, by and among OpCo and BSPI (and any Affiliate or Related Fund, each as defined therein, that becomes a party thereto) was amended (i) to provide the Holders the right to nominate one director to the Company’s board of directors so long as Holders remains the beneficial owner of at least fifty percent (50%) of the Company’s Series 8 Preferred Shares (the “Minimum Ownership Threshold”), (ii) to provide the right to participate, pro rata, in any proposed issuance of common or preferred units of OpCo until the Holders cease to meet the Minimum Ownership Threshold, and (iii) to provide that the Company agrees not to become party to certain change in control transactions until the Holder ceases to hold Series 8 Preferred Shares representing at least two percent (2%) of the aggregate voting power of the outstanding Class A Shares.

•	an OpCo Letter Agreement (“OpCo Letter Agreement”) among OpCo, the Company and the Holders, pursuant to which the Company agrees to (i) enforce its rights against OpCo in the event OpCo does not comply with Section 3.7 of the amended and restated OpCo LLC Agreement (the “A&R OpCo LLCA”), (ii) not permit Section 3.7 of the A&R OpCo LLCA to be waived, modified or amended in any manner which adversely affects the rights, preferences or privileges of any of the Holders without the prior consent of the Holders and (iii) in the event the Company withdraws as a member of OpCo or a new Manager of OpCo is appointed, cause the new Manager to execute the OpCo Letter Agreement to the Holders.

Stagwell Agreement

As previously disclosed, OpCo entered into a letter agreement on December 21, 2020, as amended on July 8, 2021 (the “Stagwell Letter Agreement”), by and among OpCo and Stagwell Agency Holdings LLC (“Stagwell Agency”). On August 4, 2021, pursuant to the terms of the Stagwell Letter Agreement and following the consummation of the Transaction, the Company entered into an amendment to that certain Securities Purchase Agreement (the “Stagwell SPA Amendment”) by and between the Company and Stagwell Agency, pursuant to which the Securities Purchase Agreement, dated as of March 14, 2019 (the “SPA”), by and among OpCo, Stagwell Agency and any Purchaser Affiliate or Purchaser Related Fund, each as defined therein, that becomes a party thereto was amended to reflect certain additional definitions, including the Series 6 Preferred Shares.

Each of the foregoing descriptions does not purport to be complete and is qualified in its entirety by reference to each of the Goldman SPA Amendment, the OpCo Letter Agreement and the Stagwell SPA Amendment, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively and each of which is incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. Pursuant to the Goldman Letter Agreements, on August 4, 2021, the Company issued 61,411 shares of the Company’s Series 8 Convertible Preferred Stock, par value $0.001 per share (the “Series 8 Preferred Shares”) to BSPI, 9,183 Series 8 Preferred Shares to Stonebridge and 3,255 Series 8 Preferred Shares to Stonebridge Offshore. The Series 8 Preferred Shares were issued in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Series 8 Preferred Shares may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.

Item 3.03	Material Modifications to Rights of Security Holders

The information set forth in Items 1.01 and 5.03 of this Current Report is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

On August 4, 2021, the Company filed a Certificate of Amendment to the Certificate of Designation of the Company’s Series 6 Convertible Preferred Stock (the “Certificate of Amendment”) providing, among other things, that the Company’s Series 6 Convertible Preferred Stock, par value $0.001 per share, will have an accretion rate on the base liquidation preference of zero percent per annum from the date hereof until the one year anniversary thereof. The Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

The foregoing description of the Certificate of Amendment is not complete and is qualified in its entirety by reference to the Certificate of Amendment.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment to the Certificate of Designation of Series 6 Convertible Preferred Stock of Stagwell Inc., dated August 4, 2021.
10.1	Amendment to Securities Purchase Agreement, dated August 4, 2017, by and between Stagwell Inc. and Broad Street Principal Investments, L.L.C..
10.2	OpCo Letter Agreement, dated August 4, 2021, by and among Stagwell Inc., Broad Street Principal Investments, L.L.C., Stonebridge 2017, L.P. and Stonebridge 2017 Offshore, L.P..
10.3	Amendment to Securities Purchase Agreement, dated August 4, 2017, by and between Stagwell Inc. and Stagwell Agency Holdings LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2021

STAGWELL INC.

By:	/s/ Frank Lanuto
Frank Lanuto
Chief Financial Officer